UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2021
Date of Report (Date of earliest event reported)

VIDLER WATER RESOURCES. INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

3480 GS Richards Blvd, Suite 101, Carson City, NV 89703

(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (775) 885 5000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par Value $0.001	VWTR	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Vidler Water Resources, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As of April 16, 2021, the record date for the Annual Meeting, 18,448,759 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 16,203,243 shares of common stock were present in person or represented by proxy for the three proposals summarized below.

Proposal 1: Election of Directors

The Company’s shareholders elected the five persons listed below to serve for one year until the Company’s Annual Meeting of Shareholders in 2022. The final voting results are as follows:

Name of Directors Elected	Votes For	Votes Withheld	Broker Non-Votes
Gregory E. Bylinsky	13,888,767	215,628	2,098,848
Dorothy A. Timian-Palmer	14,014,486	89,909	2,098,848
Eric H. Speron	13,715,627	388,768	2,098,848
Maxim C.W. Webb	13,872,084	232,311	2,098,848
Nicole L. Weymouth	13,780,433	323,962	2,098,848

Proposal 2: Advisory (non-binding) vote on the compensation of the Company’s named executive officers

The Company’s shareholders approved on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Company's proxy statement. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,671,195	387,499	45,701	2,098,848

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP

The Company’s shareholders ratified the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,136,555	62,521	4,167	N/A

Proposal 4: Ratification of 2020 Section 382 Rights Agreement

The Company’s shareholders approved the proposal to ratify the Company's 2020 Section 382 Rights Agreement. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,849,114	1,226,160	29,121	2,098,848

Item 7.01	Regulation FD Disclosure

The Company has posted to its website a replay and transcript of the Annual Meeting. Such information can be found in the investors section of www.vidlerwater.com under "Events & Presentations".

The information in this Current Report that is furnished under Item 7.01, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2021

VIDLER WATER RESOURCES, INC.

By: /s/ Dorothy Timian-Palmer

Dorothy Timian-Palmer
President and CEO